Exhibit 99.2

Supplemental Analyst Package First Quarter 2009 Earnings Call April 29, 2009

Table of Contents Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality  6 Capital Structure 7 Portfolio Overview 8 2009/2010 Leasing Status 9 2009/2010 Leasing Trends 12 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15 Investor Information 16

Financial Highlights
(dollars in thousands, except per share data)

	Three Months Ended March 31,			
	2009	2008	$ Change	% Change
Operating Data				
Total revenues	$ 77,740	$ 41,441	$ 36,299	87.6%
Operating income	17,845	12,631	5,214	
Net income attributable to ACC	277	4,909	(4,632)	
Net income per share attributable to ACC - basic	0.01	0.18		
Net income per share attributable to ACC - diluted	0.01	0.18		
FFO	20,756	13,165	7,591	
FFO per share - diluted	0.47	0.45		
FFOM	18,503	11,207	7,296	
FFOM per share - diluted	0.42	0.38		

Operating Statistics	March 31, 2009	December 31, 2008
Debt to total market capitalization (1)	61.6%	57.1%
Interest coverage (2)	2.04	2.06

(1) Excludes debt related to our on-campus participating properties of $86.2 million and $86.3 million as of March 31, 2009 and December 31, 2008, respectively, as well as unamortized debt discounts of $4.8 million and $4.7 million at March 31, 2009 and December 31, 2008, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.2 million and $34.3 million as of March 31, 2009 and December 31, 2008, respectively.

(2) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS

1

Consolidated Balance Sheets (dollars in thousands) 2 March 31, 2009 December 31, 2008 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 2,008,723 $ 1,986,833 $ On-campus participating properties, net 68,250 69,302 Investments in real estate, net 2,076,973 2,056,135 Cash and cash equivalents 26,196 25,600 Restricted cash 29,680 32,558 Student contracts receivable, net 4,113 5,185 Other assets 52,975 64,431 Total assets 2,189,937 $ 2,183,909 $ Liabilities and equity Liabilities: Secured debt 1,132,751 $ 1,162,221 $ Senior secured term loan 100,000 100,000 Unsecured revolving credit facility 78,300 14,700 Accounts payable and accrued expenses 26,465 35,440 Other liabilities 52,209 56,052 Total liabilities 1,389,725 1,368,413 Redeemable noncontrolling interests 24,571 26,286 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 423 423 Additional paid in capital 903,265 901,641 Accumulated earnings and distributions (126,117) (111,828) Accumulated other comprehensive loss (5,900) (5,117) 771,671 785,119 Noncontrolling interests 3,970 4,091 Total equity 775,641 789,210 Total liabilities and equity 2,189,937 $ 2,183,909 $ Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 2009 2008 $ Change

Revenues: Wholly-owned properties 67,332 $ 31,681 $ 35,651 $ On-campus participating properties 6,874 6,744 130 Third-party development services 1,052 1,656 (604) Third-party management services 2,242 922 1,320 Resident services 240 438 (198) Total revenues 77,740 41,441 36,299 Operating expenses: Wholly-owned properties 31,486 13,885 17,601 On-campus participating properties 2,030 2,295 (265) Third-party development and management services 2,977 2,108 869 General and administrative 2,748 2,134 614 Depreciation and amortization 20,102 8,029 12,073 Ground/facility leases 552 359 193 Total operating expenses 59,895 28,810 31,085 Operating income 17,845 12,631 5,214 Nonoperating income and (expenses): Interest income 40 162 (122) Interest expense (15,886) (6,979) (8,907) Amortization of deferred financing costs (801) (311) (490) Loss from unconsolidated joint ventures (554) (126) (428) Total nonoperating expenses (17,201) (7,254) (9,947) Income before income taxes and redeemable noncontrolling interests 644 5,377 (4,733) Income tax provision (135) (60) (75) Redeemable noncontrollilng interests share of income (54) (306) 252 Net income 455 5,011 (4,556) Net income attributable to noncontrolling interests (178) (102) (76) Net income attributable to American Campus Communities, Inc. and Subsidiaries 277 $ 4,909 $ (4,632) $ Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders - basic 0.01 $ 0.18 $ Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders - diluted 0.01 $ 0.18 $ Weighted-average common shares outstanding: Basic 42,377,638 27,331,896 Diluted 44,031,602 29,161,145 Three Months Ended March 31, Consolidated Statements of Operations (dollars in thousands, except share and per share data) 3

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended March 31, 2009	2008	$ Change
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 277	$ 4,909	$ (4,632)
Noncontrolling interests	232	408	(176)
Loss from unconsolidated joint ventures	554	126	428
FFO from unconsolidated joint ventures [1]	(39)	(126)	87
Real estate related depreciation and amortization	19,732	7,848	11,884
Funds from operations ("FFO")	**20,756**	**13,165**	**7,591**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:			
Net income from on-campus participating properties	(2,014)	(1,682)	(332)
Amortization of investment in on-campus participating properties	(1,090)	(1,069)	(21)
FFO from Hampton Roads unconsolidated joint venture [2]	236	126	110
	17,888	10,540	7,348
Modifications to reflect operational performance of on-campus participating properties:			
Our share of net cash flow [3]	292	359	(67)
Management fees	323	308	15
Impact of on-campus participating properties	615	667	(52)
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**$ 18,503**	**$ 11,207**	**$ 7,296**
FFO per share - diluted	**$ 0.47**	**$ 0.45**	
FFOM per share - diluted	**$ 0.42**	**$ 0.38**	
Weighted average common shares outstanding - diluted	44,031,602	29,161,145	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. For the three months ended March 31, 2009, ACC's 10% share of FFO and net operating income of the Fidelity Joint Ventures was $0.2 million and $0.7 million, respectively.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

AMERICAN CAMPUS

4

Wholly-Owned Property Results of Operations (dollars in thousands) 2009 2008 $ Change % Change Wholly-owned property revenues Same store properties 32,773 $ 31,847 $ 926 $ 2.9% New properties - GMH portfolio 29,345 - 29,345 New properties - other 5,454 272 5,182 Total revenues (1) 67,572 $ 32,119 $ 35,453 $ 110.4% Wholly-owned property operating expenses Same store properties 14,270 $ 13,729 $ 541 $ 3.9% New properties - GMH portfolio 15,498 - 15,498 New properties - other 1,718 156 1,562 Total operating expenses 31,486 $ 13,885 $ 17,601 $ 126.8% Wholly-owned property net operating income Same store properties 18,503 $ 18,118 $ 385 $ 2.1% New properties - GMH portfolio 13,847 - 13,847 New properties - other 3,736 116 3,620 Total net operating income 36,086 $ 18,234 $ 17,852 $ 97.9% (1) Three Months Ended March 31, Includes revenues w hich are reflected as Resident Services Revenue on the accompanying consolidated statements of operations. 5

Seasonality – Same Store Wholly-Owned Portfolio (dollars in thousands) March 31, June 30, September 30, December 31, Includes 18 properties containing 9,991 beds operating during both the entire years ended December 31, 2007 and 2006. Revenues 16,786 $ 25% 15,910 $ 24% 16,641 $ 25% 17,085 $ 26% 66,422 $ Operating expenses 7,030 23% 7,082 24% 8,578 29% 7,047 24% 29,737 Net operating income 9,756 $ 27% 8,828 $ 24% 8,063 $ 22% 10,038 $ 27% 36,685 $ Operating expense margin 42% 45% 52% 41% 45% Average occupancy 98.6% 94.6% 96.5% 98.2% 97.0% Includes 32 properties containing 16,440 beds operating during both the entire years ended December 31, 2008 and 2007. Revenues 26,405 $ 25% 25,635 $ 24% 27,236 $ 26% 26,876 $ 25% 106,152 $ Operating expenses 11,008 22% 11,325 23% 14,970 31% 11,688 24% 48,991 Net operating income 15,397 $ 27% 14,310 $ 25% 12,266 $ 21% 15,188 $ 27% 57,161 $ Operating expense margin 42% 44% 55% 43% 46% Average occupancy 98.4% 95.9% 96.2% 97.2% 96.9% 2008 Three Months Ended Year Ended December 31, 2007 6

Capital Structure as of March 31, 2009 (dollars in thousands) Total Debt (1) 1,229,627 $ Total Equity Market Value (2) 765,529 Total Market Capitalization 1,995,156 $ Debt to Total Market Capitalization 61.6% Interest Coverage (3) 2.04 Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage Loans 923,480 $ 5.86% 5.0 Years Variable Rate Construction Loans 127,847 1.77% .6 Years Revolving Credit Facility 78,300 2.04% .4 Years Senior Secured Term Loan (4) 100,000 3.80% 2.1 Years Total / Weighted Average 1,229,627 $ 5.02% 4.0 Years (1) (2) (3) (4) In the first quarter 2009, we entered into an interest rate swap agreement whereby we fixed the LIBOR portion of the rate to 1.79% through maturity of the loan. Fixed Rate Mortgage Loans Maturity Schedule Excludes debt related to our on-campus participating properties totaling $86.2 million with a weighted average interest rate of 7.17% and average term to maturity of 11.4 years. Also excludes net unamortized debt discounts of $4.8 million as well as our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.2 million. Based on share price of $17.36 at March 31, 2009. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares. Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. $51,102 $84,580 $97,351 $74,960 $84,370 $101,448 $190,592 $182,932 $43,700 $12,445 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018+ 7

Portfolio Overview as of March 31, 2009 (1) Units Beds 2009 2008 Same Store Wholly-owned Properties 6,458 20,689 96.4% 95.5% New Wholly-owned Properties (Excluding GMH Portfolio) 809 (2) 2,418 (2) 98.9% (2) N/A Wholly Owned Properties (Excluding GMH Portfolio) - Total 7,267 (2) 23,107 (2) 96.7% (2) 95.5% (3) GMH Portfolio 7,481 23,471 89.1% N/A Wholly Owned Properties (Including GMH Portfolio) - Total 14,748 (2) 46,578 (2) 92.9% (2) 95.5% (3) On-campus Participating Properties 1,863 4,519 91.0% 94.6% Joint Venture Properties (4) 3,644 12,051 91.0% N/A (1) (2) (3) (4) Includes 21 properties ow ned in tw o joint ventures w ith Fidelity, of w hich w e ow n a 10% interest. Physical Occupancy at March 31, Property Type Excludes properties under construction as of March 31, 2008 (Chestnut Ridge and Vista del Sol) and the GMH portfolio. For a detailed disclosure of occupancy for each property, please refer to the company's Form 10-K for the year ended December 31, 2008. Excludes 601 units and 1,720 beds for Barrett Honors College, w hich w as under construction as of March 31, 2009 and is anticipated to be completed and open for occupancy in August 2009. Including Barrett Honors College, the company's total w holly-ow ned property portfolio contains 15,349 units and 48,298 beds. 8

2009/2010 Leasing Status

Wholly-owned Properties

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]
Legacy Properties (Excluding 2008 Acquisitions)	17,784	80.1%	19,447	87.6%	22,198	22,418	96.7%
2008 Acquisitions [4]	337	48.9%	414	60.1%	689	689	92.5%
GMH Properties (Acquired June 2008)	17,006	73.5%	14,539	62.8%	23,149	23,471	87.5%
Total Same Store Wholly-owned Properties	**35,127**	**76.3%**	**34,400**	**74.7%**	**46,036**	**46,578**	**92.0%**
2009 Development [5]	**1,399**	**81.6%**	**n/a**	**n/a**	**1,715**	**1,721**	**n/a**
Total Wholly-owned Properties	**36,526**	**76.5%**	**34,400**	**74.7% [6]**	**47,751**	**48,299**	**92.0%**

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]
Legacy Properties (Excluding 2008 Acquisitions)	16,685	75.2%	18,198	82.0%	22,198	22,418	96.7%
2008 Acquisitions [4]	316	45.9%	383	55.6%	689	689	92.5%
GMH Properties (Acquired June 2008)	16,548	71.5%	14,539	62.8%	23,149	23,471	87.5%
Total Same Store Wholly-owned Properties	**33,549**	**72.9%**	**33,120**	**71.9%**	**46,036**	**46,578**	**92.0%**
2009 Development [5]	**1,399**	**81.6%**	**n/a**	**n/a**	**1,715**	**1,721**	**n/a**
Total Wholly-owned Properties	**34,948**	**73.2%**	**33,120**	**71.9% [6]**	**47,751**	**48,299**	**92.0%**

(1) As of April 24, 2009 for current year and April 25, 2008 for prior year.
(2) Rentable Beds exclude beds needed for on-site staff.
(3) As of September 30, 2008.
(4) Sunnyside Commons and Pirates Place.
(5) Barrett Honors College - anticipated to complete construction and open for occupancy in August 2009.
(6) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2009 Development because no 2008 prior year leasing information is available.

AMERICAN CAMPUS

9

2009/2010 Leasing Status

Same Store Legacy ACC Properties - Leases

		Current Year		Prior Year						
		Leases [1]	% of Rentable	Leases [1]	% of Rentable	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Same Store Legacy ACC Properties										
1.	Royal Village Gainesville - Gainesville, FL	434	96.9%	439	98.0%	448	448	98.0%	4.7%	4.7%
2.	Vista del Sol - Tempe, AZ	1,809	98.5%	1,836	100.0%	1,836	1,866	99.6%	4.6%	4.6%
3.	The Outpost San Antonio - San Antonio, TX	804	97.1%	787	95.0%	828	828	99.4%	4.4%	4.5%
4.	University Village at Fresno - Fresno, CA	319	80.6%	134	33.8%	396	406	97.5%	3.9%	4.1%
5.	Aggie Station - Bryan, TX	428	95.1%	448	99.6%	450	450	99.6%	3.9%	4.0%
6.	University Village at Boulder Creek - Boulder, CO	295	98.7%	295	98.7%	299	309	98.1%	4.0%	4.0%
7.	Entrada Real - Tucson, AZ	359	98.9%	359	98.9%	363	363	97.8%	3.9%	3.9%
8.	City Parc at Fry Street - Denton, TX	392	95.6%	408	99.5%	410	418	98.6%	3.7%	3.7%
9.	The Callaway House - College Station, TX	535	101.5%	539	102.3%	527	538	103.7%	3.7%	3.7%
10.	University Centre - Newark, NJ	401	48.5%	420	50.8%	826	838	92.5%	3.6%	3.6%
11.	The Village at Blacksburg - Blacksburg, VA	1,043	99.2%	1,047	99.6%	1,051	1,056	99.1%	3.0%	3.5%
12.	The Outpost San Marcos - San Marcos, TX	482	99.2%	391	80.5%	486	486	99.2%	3.5%	3.5%
13.	Northgate Lakes - Orlando, TX	695	97.9%	706	99.4%	710	710	99.0%	3.4%	3.4%
14.	Royal Lexington - Lexington, KY	322	88.5%	355	97.5%	364	364	100.0%	3.3%	3.3%
15.	Newtown Crossing - Lexington, KY	655	69.5%	641	68.0%	942	942	86.8%	3.1%	3.1%
16-17.	University Club Tallahassee - Tallahassee, FL	629	85.9%	726	99.2%	732	736	99.0%	3.6%	3.1%
18.	Raider's Pass - Lubbock, TX	548	67.1%	564	69.0%	817	828	98.9%	2.7%	2.7%
19.	Village on Sixth - Huntington, WV	399	53.4%	411	55.0%	747	752	96.5%	2.7%	2.7%
20.	Villas at Chestnut Ridge - Amherst, NY	482	88.8%	489	90.1%	543	552	98.9%	2.8%	2.6%
21.	University Village at TU - Philadelphia, PA	612	84.2%	598	82.3%	727	749	98.5%	2.6%	2.6%
22.	Raider's Crossing - Murfreesboro, TN	184	66.7%	234	84.8%	276	276	98.6%	3.0%	2.5%
23.	The Woods at Greenland - Murfreesboro, TN	146	52.9%	196	71.0%	276	276	97.1%	3.2%	2.4%
24.	Olde Town University Square - Toledo, OH	405	73.6%	531	96.5%	550	550	99.5%	3.0%	1.9%
25.	Callaway Villas - College Station, TX	359	52.0%	517	74.8%	691	704	99.9%	1.8%	1.8%
26-28.	Royal Village Tallahassee - Tallahassee, FL	628	88.0%	562	78.7%	714	716	96.2%	1.4%	1.4%
29.	University Village at Sweet Home - Amherst, NY	423	51.9%	411	50.4%	815	828	88.3%	1.8%	1.2%
30.	Villas on Apache - Tempe, AZ	41	14.2%	94	32.6%	288	288	99.7%	1.9%	0.7%
31.	The Village at Science Drive - Orlando, FL	501	69.3%	717	99.2%	723	732	99.5%	3.2%	0.3%
32.	University Club Gainesville - Gainesville, FL	236	62.8%	372	98.9%	376	376	98.4%	3.8%	0.0%
	Properties Increasing Rental Rates	**14,566**	**80.0%**	**15,227**	**83.6%**	**18,211**	**18,385**	**97.5%**	**3.3%**	**3.0%**
33.	The Village at Alafaya Club - Orlando, FL	426	51.4%	788	95.1%	829	839	98.7%	3.3%	-1.0%
34.	River Walk Townhomes - Athens, GA	267	79.7%	227	67.8%	335	336	91.1%	1.1%	-4.5%
35.	River Club Apartments - Athens, GA	487	62.0%	515	65.6%	785	792	86.5%	2.0%	-5.3%
36-37.	College Club Tallahassee - Tallahassee, FL	242	44.9%	383	71.1%	539	544	93.2%	1.4%	-8.4%
38.	The Estates - Gainesville, FL	569	55.2%	831	80.6%	1,031	1,044	93.7%	0.4%	-8.8%
39.	Peninsular Place - Ypsilanti, MI	128	27.4%	227	48.5%	468	478	89.3%	0.7%	-11.0%
	Properties Reducing Rental Rates	**2,119**	**53.1%**	**2,971**	**74.5%**	**3,987**	**4,033**	**92.5%**	**1.6%**	**-6.2%**
	Total Same Store Legacy ACC Properties (Excluding 2008 Acquisitions)	**16,685**	**75.2%**	**18,198**	**82.0%**	**22,198**	**22,418**	**96.7%**	**3.0%**	**1.6%**

[1] As of April 24, 2009 for current year and April 25, 2008 for prior year.

[2] Rentable beds exclude beds needed for on-site staff.

[3] As of September 30, 2008.

[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

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2009/2010 Leasing Status, continued

Same Store GMH Portfolio – Leases

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Same Store GMH Portfolio									
1. Aztec Corner - San Diego, CA	602	99.3%	602	99.3%	606	606	99.3%	5.0%	5.0%
2. University Mills - Cedar Falls, IA	476	99.0%	380	79.0%	481	481	99.0%	4.8%	4.8%
3. Abbott Place - East Lansing, MI	492	76.9%	385	60.2%	640	654	95.3%	3.9%	4.4%
4. Campus Trails - Starkville, MS	404	85.8%	374	79.4%	471	480	97.9%	4.2%	4.4%
5. University Crossings - Philadelphia, PA	998	99.5%	998	99.5%	1,003	1,016	98.1%	4.2%	4.2%
6. Campus Way - Tuscaloosa, AL	666	99.0%	573	85.1%	673	684	92.7%	3.5%	3.5%
7. University Trails - Lubbock, TX	674	99.6%	656	96.9%	677	684	98.4%	3.4%	3.4%
8. University Pines - Statesboro, GA	273	50.0%	286	52.4%	546	552	98.0%	3.3%	3.3%
9. Southview - Harrisonburg, VA	919	96.3%	960	100.6%	954	960	99.6%	2.7%	3.0%
10. Brookstone Village - Wilmington, NC	129	55.6%	93	40.1%	232	238	94.1%	2.9%	2.9%
11. Stonegate - Harrisonburg, VA	653	97.9%	667	100.0%	667	672	99.4%	2.5%	2.8%
12. Campus Walk - Wilmington - Wilmington, NC	102	35.9%	130	45.8%	284	290	92.8%	2.6%	2.6%
13. University Village - Sacramento - Sacramento, CA	136	35.5%	132	34.5%	383	394	91.4%	1.2%	2.3%
14. University Pointe - Lubbock, TX	552	82.3%	599	89.3%	671	682	96.6%	2.2%	2.2%
15. Campus Ridge - Johnson City, TN	232	44.4%	246	47.0%	523	528	93.6%	1.9%	1.9%
16. Campus Corner - Bloomington, IN	752	96.0%	360	46.0%	783	796	77.9%	2.3%	1.7%
17. Cambridge at Southern - Statesboro, GA	293	52.5%	324	58.1%	558	564	89.5%	1.6%	1.6%
18. The Commons - Harrisonburg, VA	394	75.2%	519	99.0%	524	528	97.0%	3.1%	1.5%
19. Pirates Cove - Greenville, NC	703	67.7%	461	44.4%	1,039	1,056	69.9%	1.1%	1.1%
20. University Gables - Murfreesboro, TN	299	46.9%	183	28.7%	638	648	74.7%	1.1%	1.0%
21-22. Willowtree Apartments and Towers - Ann Arbor, MI	291	34.5%	340	40.3%	843	851	91.8%	0.6%	0.6%
23. Tower at 3rd, Champaign, IL	252	85.4%	244	82.7%	295	295	95.6%	1.0%	0.5%
24. Campus Club - Statesboro - Statesboro, GA	647	66.4%	417	42.8%	975	984	90.5%	0.4%	0.4%
25-27. Jacob Heights / The Summitt - Mankato, MN	493	53.7%	614	66.9%	918	930	90.8%	0.7%	0.0%
Properties Increasing Rental Rates	**11,432**	**74.3%**	**10,543**	**68.5%**	**15,384**	**15,573**	**91.8%**	**2.5%**	**2.5%**
28. University Meadows - Mt. Pleasant, MI	571	94.1%	363	59.8%	607	616	82.5%	4.3%	-0.2%
29. Riverside Estates - Cayce, SC	277	40.0%	338	48.8%	693	700	95.4%	1.3%	-0.8%
30. GrandMarc - Seven Corners - Minneapolis, MN	282	65.4%	305	70.8%	431	440	88.4%	-1.0%	-0.8%
31. University Manor - Greenville, NC	602	101.2%	384	64.5%	595	600	87.7%	-0.9%	-0.9%
32. The Club - Athens, GA	383	81.5%	302	64.3%	470	480	90.4%	1.1%	-1.9%
33. The Edge (formerly Pegasus Connection) - Orlando, FL	542	59.0%	401	43.6%	919	930	86.9%	1.7%	-2.3%
34. Lakeside - Athens, GA	466	61.1%	556	72.9%	763	776	94.5%	2.5%	-3.6%
35. University Centre - Kalamazoo - Kalamazoo, MI	558	81.6%	232	33.9%	684	700	56.0%	-5.8%	-5.7%
36. University Highlands - Reno, NV	417	58.2%	201	28.0%	717	732	63.0%	-5.8%	-5.8%
37. Hawks Landing - Oxford, OH	295	62.0%	317	66.6%	476	484	74.4%	-6.2%	-6.2%
38. University Place - Charlottesville, VA	143	28.3%	234	46.2%	506	528	76.1%	1.2%	-8.4%
39. Campus Walk - Oxford - Oxford, MS	227	53.5%	157	37.0%	424	432	56.9%	-9.2%	-9.3%
40. The Enclave I - Bowling Green, OH	353	73.5%	206	42.9%	480	480	65.4%	-6.8%	-11.8%
Properties Reducing Rental Rates	**5,116**	**65.9%**	**3,996**	**51.5%**	**7,765**	**7,898**	**79.0%**	**-0.7%**	**-3.5%**
Total Same Store GMH Portfolio	**16,548**	**71.5%**	**14,539**	**62.8%**	**23,149**	**23,471**	**87.5%**	**1.6%**	**0.7%**

(1) As of April 24, 2009 for current year and April 25, 2008 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2008.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

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12 2009/2010 Leasing Trends Same Store Wholly-owned Properties – Applications + Leases GMH Properties - 5,000 10,000 15,000 20,000 25,000 11/14/2008 12/14 /2008 1/14/2009 2/14/2009 3/14/ 2009 4/14/2009 5/14/2009 6/14/2009 7/14/ 2009 8/14/2009 9/14/2009 2008 2009 Capacity Same Store Wholly-Ow ned Legacy Properties (Excluding 2008 Acquisitons) - 5,000 10,000 15,000 20,000 25,000 11/14/2008 12/14/2008 1/14/2009 2/14/2009 3/14/2009 4/14/2009 5/14/2009 6/14/2009 7/14/ 2009 8/14/2009 9/14/2009 2008 2009 Capacity Total Same Store Wholly-Ow ned Properties - 10,000 20,000 30,000 40,000 50,000 11/14/2008 12/14/2008 1/14/ 2009 2/14/ 2009 3/14/2009 4/14/2009 5/14/2009 6/14/2009 7/14/ 2009 8/14/ 2009 9/14/ 2009 2008 2009 Capacity

Owned Development Update

(dollars in thousands)

PROJECT UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled to Open for Occupancy
Barrett Honors College - ACE	Tempe, AZ	Arizona State University	601	1,720	$ 126,500	74%	August 2009

PROJECTS IN PRE-DEVELOPMENT [2]

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
ASU Component III - ACE [3]	Tempe, AZ	TBD	575	1,500	$ 110,000	TBD
Carbondale Development [4]	Carbondale, IL	TBD	163	652	32,100	TBD
					$ 142,100	

ACE AWARDS [5]	Location	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State University - Phase IA	Boise, ID	860	$ 42,500	August 2011
Boise State University - Phase IB	Boise, ID	140	7,500	August 2012
Boise State University - Phase II	Boise, ID	TBD	TBD	TBD
University of New Mexico - Phase I	Albuquerque, NM	1,300	TBD	August 2011
University of New Mexico - Phase II	Albuquerque, NM	TBD	TBD	TBD
Portland State University	Portland, OR	1,000	TBD	August 2012
Washington State University	Pullman, WA	TBD	TBD	TBD
ASU - West Campus	Phoenix, AZ	TBD	TBD	TBD

(1) Based on costs incurred under general construction contract as of March 31, 2009. As of March 31, 2009, the total Construction in Progress balance for this project is $89.5 million, representing costs incurred under the total project budget.

(2) Does not include 4 undeveloped land parcels in 4 university markets totaling $18.2 million as of March 31, 2009.

(3) Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.

(4) Commencement of this project is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(5) ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities and commencement is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

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Third-Party Development Update

(dollars in thousands)

	Three Months Ended March 31, 2009	2008	$ Change
Development services revenue	$ 1,052	$ 1,656	$ (604)
% of total revenue	1.4%	4.0%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University/ Institution Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
West Virginia University - Downtown	Morgantown, WV	West Virginia University	110	362	$ 235 [2]	$ 211	$ 24	July 2009
Hampton Roads Military Housing	Norfolk, VA	United States Navy	1,190	2,367	3,542	2,869	673	March 2010
The Highlands	Edinboro, PA	Edinboro University of PA	232	796	2,000	1,757	243	August 2009
University of California, Irvine - Phase III	Irvine, CA	University of California - Irvine	720	1,763	7,570	4,724	2,846	August 2010
					$ 13,347	$ 9,561	$ 3,786	

AWARDED PROJECTS [3]

Project	Location	Anticipated Commencement [4]	Estimated Fees [4]
CUNY - Staten Island	Staten Island, NY	Q3 / Q4 2009	$ 3,250
Cleveland State University	Cleveland, OH	Q3 / Q4 2009	2,500
Edinboro University - Phase II	Edinboro, PA	TBD	1,900
Univ. of California, Irvine - Future Phases [5]	Irvine, CA	TBD	TBD

(1) As of March 31, 2009.
(2) Contractual fees are shown net of costs anticipated to be incurred to complete the project.
(3) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets.
(4) Commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
(5) Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement.

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Management Services Update
(dollars in thousands)

	Three Months Ended March 31, 2009	2008	$ Change
Management services revenue	$ 2,242	$ 922	$ 1,320
% of total revenue	2.9%	2.2%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	Stabilized Annual Fees	Anticipated Commencement
Asbury Green	Denver, CO	University of Denver	357	$ 200	August 2009
University Village Residence Hall	Richardson, Texas	University of Texas at Dallas	400	100	August 2009
Hampton Roads - New Housing	Norfolk, VA	Department of the Navy	2,367	500	March 2010
University of California, Irvine - Phase III	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State Phase II (1)	Cleveland, OH	Cleveland State University	550	80 (2)	August 2010
CUNY - Staten Island (1)	Staten Island, NY	City University of New York	600	275	TBD
				$ 1,985	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	2009 Fee Contribution	Discontinued As Of
University Courtyard	Tallahassee, Florida	Florida A & M University	380	$ 72	February 2009

(1) Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.

(2) Fee amount is a net increase as this facility will replace other housing, which will be demolished.

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Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian Nickel	Chief Investment Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

David Toti / Michael Bilerman	Citigroup Equity Research	(212) 816-1909/ (212) 816-1383	david.toti@citi.com / michael.bilerman@citi.com
Andrew McCulloch / Craig Leupold	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cleupold@greenstreetadvisors.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Stephen Swett	Keefe, Bruyette, & Woods	(212) 887-3680	sswett@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Michelle Ko / Andrew Ryu	UBS Investment Research	(212) 713-3893 / (212) 713-3998	michelle.ko@ubs.com / andrew.ryu@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.studenthousing.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com





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Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this news release are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to our ability to successfully integrate the operations of GMH Communities Trust; the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principles; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this news release, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.